EXHIBIT 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dottie Wommack McNeely, Secretary, Treasurer and Acting Chief Financial Officer of Star International, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Star International, Inc.


November 3, 2005                           /s/ Dottie Wommack McNeely
                                           -------------------------------------
                                           Dottie Wommack McNeely
                                           Acting Chief Financial Officer